UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-2454
Oppenheimer Money Market Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  July 31
Date of reporting period:  07/31/2008

Item 1. Reports to Stockholders.

July 31, 2008

Oppenheimer Money Market Fund, Inc.

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

An Interview with Your Fund's Manager

ANNUAL REPORT

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

July 31, 2008
Oppenheimer Management
Money Market Commentaries
and
Fund, Inc. Annual Report
M A N A G E M E N T C O M M E N TA R I E S
An Interview with Your Fund’s Manager
A N N U A L R E P O RT
Listing of Investments
Financial Statements

NOTES
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
8 | OPPENHEIMER MONEY MARKET FUND, INC.

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
9 | OPPENHEIMER MONEY MARKET FUND, INC.

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008
Class A	$1,000.00	$1,013.20	$3.01
Class Y	1,000.00	1,014.10	2.16

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.88	3.02
Class Y	1,000.00	1,022.73	2.16
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios
Class A	0.60%
Class Y	0.43
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
10 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS July 31, 2008

	Principal
	Amount	Value
Certificates of Deposit—20.3%
Domestic Certificates of Deposit—2.8%
Bank of the West:
2.80%, 10/6/08	$42,000,000	$42,000,000
2.805%, 10/24/08	14,000,000	14,000,000
HSBC Bank USA NA, 2.66%, 9/5/08	13,000,000	13,000,000

		69,000,000

Yankee Certificates of Deposit—17.5%
Abbey National Treasury Services plc, Stamford, CT:
3.06%, 12/12/08	17,000,000	17,000,000
3.06%, 12/12/08	25,000,000	25,000,000
Bank of Nova Scotia, Houston, TX, 3.20%, 12/18/08	30,000,000	30,000,000
Bank of Scotland plc, New York, 2.68%, 8/14/08	31,000,000	31,000,000
Barclays Bank plc, New York, 2.70%, 8/27/08	21,000,000	21,000,000
Dexia Credit Local, New York, 2.635%, 8/18/08	45,000,000	45,000,000
Fortis Bank SA/NV, New York:
2.50%, 8/27/08	23,600,000	23,600,000
2.51%, 8/25/08	17,000,000	17,000,000
2.55%, 8/28/08	41,000,000	41,000,000
Governor & Co. of the Bank of Ireland, Stamford, CT:
2.70%, 8/15/08	20,000,000	20,000,000
2.71%, 9/5/08	20,000,000	20,000,097
2.82%, 10/14/08	16,000,000	16,000,163
2.83%, 10/3/08	29,000,000	29,000,252
Royal Bank of Canada, New York, 8/7/09[1,2]	28,000,000	28,000,000
Toronto Dominion Bank, New York:
2.72%, 8/25/08	25,000,000	25,000,000
2.82%, 11/26/08	16,500,000	16,500,000
3.13%, 1/30/09	22,500,000	22,500,000

		427,600,512

Total Certificates of Deposit (Cost $496,600,512)		496,600,512

Direct Bank Obligations—25.7%
Anglo Irish Bank Corp. plc, 2.50%, 8/4/08[3]	17,000,000	16,996,458
Bank of Scotland plc:
2.50%, 8/6/08	14,100,000	14,094,810
2.65%, 8/5/08	56,800,000	56,782,820
2.65%, 8/7/08	11,600,000	11,594,783
Barclays US Funding LLC, 2.635%, 8/26/08	20,000,000	19,963,403
Danske Corp., 2.50%, 8/4/08[3]	5,400,000	5,398,875
Dexia Delaware LLC:
2.65%, 8/6/08	40,000,000	39,985,278
2.78%, 10/9/08	5,500,000	5,470,694
2.80%, 10/7/08	24,000,000	23,875,827
DnB NOR Bank ASA, 2.80%, 11/3/08	23,300,000	23,129,651
Fortis Funding LLC, 2.55%, 8/29/08[3]	4,850,000	4,840,381
Governor & Co. of the Bank of Ireland:
2.80%, 10/15/08[3]	26,000,000	25,848,333
2.81%, 10/6/08[3]	4,000,000	3,979,393
HSBC USA, Inc.:
2.67%, 10/8/08	30,000,000	29,848,700
2.81%, 12/2/08	31,000,000	30,702,374
3.065%, 12/17/08	40,000,000	39,530,033
ING (US) Funding LLC, 2.82%, 12/5/08	23,300,000	23,070,029
Royal Bank of Canada, 2.985%, 7/15/09[1]	24,000,000	24,000,000
F1 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Direct Bank Obligations Continued
Santander Central Hispano Finance (Delaware), Inc.:
2.77%, 11/21/08	$50,000,000	$49,569,111
3.09%, 1/2/09	3,400,000	3,355,058
3.12%, 12/30/08	20,000,000	19,738,267
Societe Generale North America, Inc., 2.50%, 8/11/08	10,000,000	9,993,056
Stadshypotek Delaware, Inc., 2.75%, 9/29/08[3]	35,000,000	34,842,257
Swedbank AB, 2.80%, 8/14/08	39,000,000	38,960,567
Swedbank Mortgage AB, 2.80%, 8/1/08	29,000,000	29,000,000
US Bank NA, 2.70%, 9/8/08	45,000,000	45,000,000

Total Direct Bank Obligations (Cost $629,570,158)		629,570,158

Letters of Credit—1.2%
Suntrust Bank, guaranteeing commercial paper of NATC California LLC, 2.80%, 10/9/08 (Cost $29,839,000)	30,000,000	29,839,000

Short-Term Notes—53.4%
Asset-Backed Securities—20.7%
Amsterdam Funding Corp., 2.76%, 9/3/08[3]	30,000,000	29,924,100
FCAR Owner Trust I:
2.81%, 8/22/08	15,000,000	14,975,413
2.86%, 8/20/08	30,000,000	29,954,717
FCAR Owner Trust II:
2.82%, 8/21/08	20,000,000	19,968,667
2.82%, 8/28/08	15,000,000	14,968,275
Gemini Securitization Corp.:
2.62%, 8/22/08[3]	25,000,000	24,961,792
2.80%, 10/15/08[3]	10,000,000	9,941,667
2.80%, 10/20/08[3]	10,000,000	9,937,778
2.80%, 10/21/08[3]	10,000,000	9,937,000
Gotham Funding Corp., 2.85%, 9/24/08[3]	21,000,000	20,910,225
GOVCO, Inc.:
3.06%, 12/22/08[3]	13,000,000	12,841,985
3.06%, 12/23/08[3]	30,000,000	29,632,800
Legacy Capital LLC:
2.90%, 8/8/08	45,000,000	44,974,625
2.92%, 8/11/08	28,000,000	27,977,289
3%, 10/22/08	2,500,000	2,482,917
3%, 11/4/08	20,000,000	19,841,667
3.10%, 9/9/08	20,000,000	19,932,833
Lexington Parker Capital Co. LLC:
3%, 8/8/08[3]	16,500,000	16,490,375
3%, 10/10/08[3]	23,000,000	22,865,833
3%, 11/5/08[3]	13,300,000	13,193,600
3%, 11/6/08[3]	35,900,000	35,609,808
3.10%, 9/18/08[3]	14,000,000	13,942,133
Victory Receivables Corp.:
2.57%, 8/19/08[3]	31,000,000	30,959,215
2.60%, 8/13/08[3]	20,000,000	19,982,667
Windmill Funding Corp., 2.69%, 8/11/08[3]	9,500,000	9,492,901

		505,700,282

Capital Markets—8.0%
Banc of America Securities LLC, 2.338%, 8/1/08[1]	50,000,000	50,000,000
BNP Paribas Finance, Inc.:
2.65%, 8/26/08	15,000,000	14,972,396
2.665%, 8/12/08	25,000,000	24,979,642
Citigroup Funding, Inc.:
2.685%, 8/13/08[1]	15,000,000	15,000,000
2.71%, 8/29/08	32,000,000	31,932,551
2.731%, 8/7/08	60,000,000	59,972,690

		196,857,279

Commercial Finance—1.0%
Caterpillar Financial Services Corp., Series F, 2.758%, 11/26/08[1]	24,000,000	24,000,000
F2 | OPPENHEIMER MONEY MARKET FUND, INC.

	Principal
	Amount	Value
Consumer Finance—2.0%
American Express Credit Corp., 2.77%, 10/7/08	$48,500,000	$48,249,969
Energy Equipment & Services—0.0%
Mississippi Business Finance Corp. Revenue Bonds, Signal International LLC Project, Series 2004C, 2.50%, 8/1/08[1]	800,000	800,000
Food Products—1.7%
Nestle Capital Corp.:
2.395%, 3/13/09[3]	12,500,000	12,313,722
2.40%, 3/6/09[3]	29,200,000	28,777,573

		41,091,295

Insurance—4.8%
Jackson National Life Global Funding, Series 2004-6, 2.548%, 8/15/08[1,4]	17,500,000	17,500,000
Jackson National Life Global Funding, Series 2008-1, 3.016%, 2/10/09[1,5]	34,000,000	34,000,000
Metropolitan Life Global Funding I, Series 2003-5, 2.558%, 9/12/08[1,5]	18,000,000	18,000,000
Security Life of Denver, 2.663%, 8/7/08[4]	18,000,000	18,000,000
United of Omaha Life Insurance Co., 2.671%, 12/29/08[1]	30,000,000	30,000,000

		117,500,000

Leasing & Factoring—3.5%
American Honda Finance Corp.:
2.784%, 8/6/08[1,5]	4,000,000	4,000,000
2.795%, 11/20/08[1,5]	20,000,000	20,000,000
2.796%, 12/10/08[1,5]	20,000,000	20,000,000
2.98%, 5/5/09[1,5]	28,000,000	28,000,000
Toyota Motor Credit Corp., 2.746%, 9/15/08[1]	14,000,000	14,000,000

		86,000,000

Municipal—5.7%
AL Industrial Development Authority Revenue Bonds, Simcala, Inc. Project, Series 1995, 2.50%, 8/7/08[1]	5,350,000	5,350,000
Avon Garden Center LLC, Series 2006, 3.35%, 8/1/08[1]	3,915,000	3,915,000
Bass Pro Rossford Development Co. LLC, Series 2007, 3.35%, 8/1/08[1]	35,525,000	35,525,000
Beaver Cnty., UT Environmental Facility, BEST Bio Fuels LLC Project, Series 2003B, 2.76%, 8/1/08[1]	3,465,000	3,465,000
Black Property Management LLC, Series 2006, 3%, 8/1/08[1]	7,810,000	7,810,000
Harlan Development Co. LLC & Scott Pet Products, Inc., Series 2003, 3.35%, 8/1/08[1]	9,660,000	9,660,000
Mississippi Business Finance Corp. Revenue Bonds, Signal International LLC Project, Series 2004A, 2.50%, 8/1/08[1]	700,000	700,000
Nebar Investments LLC, Series 2005, 3.35%, 8/1/08[1,4]	7,100,000	7,100,000
Ohio Venture Capital Funding LLC, 3.35%, 8/1/08[1]	10,000,000	10,000,000
F3 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Municipal Continued
Port Authority Columbiana Cnty., OH, Series 2006, 3.35%, 12/1/08[1]	$1,680,000	$1,680,000
Premier Senior Living LLC, Series 2007 A-H, 3.30%, 8/1/08[1]	2,725,000	2,725,000
SDB Capital LLC, Series 2006A, 2.61%, 8/1/08[1]	30,765,000	30,765,000
Sprenger Enterprises, 2.66%, 8/1/08[1]	8,100,000	8,100,000
Willow Interests LLC, Series 2005, 3.35%, 8/1/08[1]	13,115,000	13,115,000

		139,910,000

Personal Products—4.4%
Reckitt Benckiser Treasury Services plc:
2.84%, 10/2/08[3]	40,000,000	39,804,356
2.84%, 10/16/08[3]	30,500,000	30,317,136
2.85%, 10/17/08[3]	15,000,000	14,908,563
2.90%, 9/22/08[3]	23,600,000	23,501,142

		108,531,197
Special Purpose Financial—1.6%
LINKS Finance LLC:
2.656%, 8/15/08[1,4]	18,000,000	17,999,808
2.764%, 8/6/08[1,4]	12,000,000	11,999,974
Ticonderoga Funding LLC, 2.52%, 8/20/08	9,500,000	9,487,362

		39,487,144

Total Short-Term Notes (Cost $1,308,127,166)		1,308,127,166

		Value
Total Investments, at Value (Cost $2,464,136,836)	100.6%	$2,464,136,836

Liabilities in Excess of Other Assets	(0.6)	(15,638,763)

Net Assets	100.0%	$2,448,498,073

Industry classifications are unaudited.
Footnotes to Statement of Investments

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	When-issued security or delayed delivery to be delivered and settled after July 31, 2008. See Note 1 of accompanying Notes.

3.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $552,152,068, or 22.55% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.

4.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $72,599,782, which represents 2.97% of the Fund’s net assets. See Note 4 of accompanying Notes.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $124,000,000 or 5.06% of the Fund’s net assets as of July 31, 2008.
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $2,464,136,836)—see accompanying statement of investments	$2,464,136,836

Cash	5,451,440

Receivables and other assets:
Shares of capital stock sold	10,832,474
Interest	3,944,419
Other	178,498

Total assets	2,484,543,667

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	28,000,000
Shares of capital stock redeemed	5,548,191
Dividends	1,641,608
Directors’ compensation	392,550
Transfer and shareholder servicing agent fees	282,813
Shareholder communications	117,163
Other	63,269

Total liabilities	36,045,594

Net Assets	$2,448,498,073

Composition of Net Assets
Par value of shares of capital stock	$244,840,290

Additional paid-in capital	2,203,648,223

Accumulated net realized gain on investments	9,560

Net Assets	$2,448,498,073

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,199,582,481 and 2,199,487,682 shares of capital stock outstanding)	$1.00

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $248,915,592 and 248,915,218 shares of capital stock outstanding)	$1.00
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$97,352,660

Other income	151,159

Total investment income	97,503,819

Expenses
Management fees	9,404,743

Transfer and shareholder servicing agent fees:
Class A	3,258,810
Class Y	41,530

Shareholder communications:
Class A	411,608
Class Y	351

Directors’ compensation	76,942

Custodian fees and expenses	14,187

Other	231,029

Total expenses	13,439,200
Less reduction to custodian expenses	(28)

Net expenses	13,439,172

Net Investment Income	84,064,647

Net Realized Gain on Investments	9,560

Net Increase in Net Assets Resulting from Operations	$84,074,207

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007
Operations
Net investment income	$84,064,647	$97,413,676

Net realized gain	9,560	—

Net increase in net assets resulting from operations	84,074,207	97,413,676

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(73,272,215)	(75,863,733)
Class Y	(10,792,432)	(21,549,943)

	(84,064,647)	(97,413,676)

Distributions from net realized gain:
Class A	—	(12,010)
Class Y	—	(3,951)

	—	(15,961)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	477,942,840	124,822,632
Class Y	(48,036,855)	(710,984,113)

	429,905,985	(586,161,481)
Net Assets
Total increase (decrease)	429,915,545	(586,177,442)

Beginning of period	2,018,582,528	2,604,759,970

End of period	$2,448,498,073	$2,018,582,528

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.04 [1]	.05 [1]	.04 [1]	.02 [1]	— [2]
Net realized gain (loss)	— [2]	—	—	—	—

Total from investment operations	.04	.05	.04	.02	—

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.05)	(.04)	(.02)	— [2]
Distributions from net realized gain	—	— [2]	—	—	—

Total dividends and/or distributions to shareholders	(.04)	(.05)	(.04)	(.02)	— [2]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	3.75%	4.87%	3.92%	1.80%	0.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,199,582	$1,721,631	$1,596,820	$1,962,575	$1,797,049

Average net assets (in thousands)	$2,030,992	$1,592,926	$1,885,665	$1,856,740	$1,808,266

Ratios to average net assets:[4]
Net investment income	3.61%	4.76%	3.79%	1.78%	0.43%
Total expenses	0.60%	0.65%	0.62%	0.65%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.65%	0.62%	0.65%	0.72%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER MONEY MARKET FUND, INC.

Class Y Year Ended July 31,	2008	2007	2006	2005[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[2]	.04	.05	.04	.02
Net realized gain (loss)	— [3]	—	—	—

Total from investment operations	.04	.05	.04	.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.05)	(.04)	(.02)
Distributions from net realized gain	—	— [3]	—	—

Total dividends and/or distributions to shareholders	(.04)	(.05)	(.04)	(.02)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total Return[4]	3.91%	5.08%	4.08%	1.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,916	$296,952	$1,007,940	$25,223

Average net assets (in thousands)	$275,465	$433,570	$347,670	$22,892

Ratios to average net assets:[5]
Net investment income	3.92%	4.97%	4.52%	2.05%
Total expenses	0.44%[6]	0.43%[6]	0.43%[7]	0.52%[6]

1.	For the period from August 27, 2004 (inception of offering) to July 31, 2005.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Directors.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
F10 | OPPENHEIMER MONEY MARKET FUND, INC.

As of July 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$28,000,000
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net	Undistributed	Accumulated Loss
Investment Income	Long-Term Gain	Carryforward[1,2]
$1,880,341	$—	$—

1.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforwards.

2.	During the fiscal year ended July 31, 2007, the Fund did not utilize any capital loss carryforwards.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007
Distributions paid from:
Ordinary income	$84,064,647	$97,429,637
F11 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$31,809
Payments Made to Retired Directors	30,537
Accumulated Liability as of July 31, 2008	277,651
The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash
F12 | OPPENHEIMER MONEY MARKET FUND, INC.

overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 7 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	2,457,262,227	$2,457,262,227	1,722,135,531	$1,722,136,111
Dividends and/or distributions reinvested	70,022,544	70,022,544	72,988,897	72,988,897
Redeemed	(2,049,341,947)	(2,049,341,931)	(1,670,302,390)	(1,670,302,376)

Net increase	477,942,824	$477,942,840	124,822,038	$124,822,632

Class Y
Sold	280,922,770	$280,922,770	553,220,043	$553,220,043
Dividends and/or distributions reinvested	9,599,428	9,599,428	18,991,519	18,991,519
Redeemed	(338,559,053)	(338,559,053)	(1,283,195,675)	(1,283,195,675)

Net decrease	(48,036,855)	$(48,036,855)	(710,984,113)	$(710,984,113)

F13 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Next $1.5 billion	0.375
Over $3 billion	0.350
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $3,277,996 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent an expense of the Fund. They are deducted from the proceeds of redemptions of Fund shares prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

Class A Contingent Deferred Sales
Year Ended	Charges Retained by Distributor
July 31, 2008	$461,094
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% for Class A shares and 0.10% for Class Y shares of average annual net assets. This undertaking may be amended or withdrawn at any time.
4. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F14 | OPPENHEIMER MONEY MARKET FUND, INC.

5. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F15 | OPPENHEIMER MONEY MARKET FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Money Market Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Market Fund, Inc., including the statement of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
September 16, 2008
F16 | OPPENHEIMER MONEY MARKET FUND, INC.

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2008, $84,081,108 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
11 | OPPENHEIMER MONEY MARKET FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
12 | OPPENHEIMER MONEY MARKET FUND, INC.

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Directors (since 2007), Director (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Director (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Director (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
13 | OPPENHEIMER MONEY MARKET FUND, INC.

DIRECTORS AND OFFICERS Unaudited / Continued

Robert G. Galli, Director (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Director (since 2002) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Director (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Director (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Director (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Director (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Director (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
14 | OPPENHEIMER MONEY MARKET FUND, INC.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director (since 2002) and President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Mss. Wolf and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President and Portfolio Manager (since 1988) Age: 56	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Formerly Vice President of OppenheimerFunds, Inc. (June 1990-June 2000). An officer of 9 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
15 | OPPENHEIMER MONEY MARKET FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $25,900 in fiscal 2008 and $22,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Money Market Fund, Inc.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date: 09/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer

Date: 09/12/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date: 09/12/2008